UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05245

BNY Mellon Strategic Municipals, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Strategic Municipals, Inc.

ANNUAL REPORT September 30, 2022

BNY Mellon Strategic Municipals, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by Daniel Rabasco and Jeffrey Burger, Primary Portfolio Managers with Insight North America LLC (INA or the Sub-Adviser)

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon Strategic Municipals, Inc. (the “fund”) produced a total return of −21.10% on a net-asset-value basis and −26.54% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $.365 per share, which reflects a distribution rate of 6.00%. In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of −11.50% for the same period.2

Municipal bonds declined during the reporting period as the market was hindered by inflation concerns and rising interest rates.

The Fund’s Investment Approach

The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. Under normal market conditions, the fund invests at least 80% of its net assets in municipal obligations. Generally, the fund invests at least 50% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by the Sub-Adviser in the case of bonds, and in the two highest-rating categories or the unrated equivalent as determined by the Sub-Adviser, in the case of short-term obligations having or deemed to have maturities of less than one year.

To this end, portfolio construction focuses on income opportunities, through analysis of each bond’s structure, including close attention to each bond’s yield, maturity and early redemption features. When making new investments, we focus on identifying undervalued sectors and securities, and we minimize reliance on interest-rate forecasting. We select municipal bonds based on fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as escrowed, general obligation and revenue, based on their apparent relative values. Leverage, which is utilized in the portfolio in order to generate a higher level of current income exempt from regular federal income taxes, does amplify the fund’s exposure to interest-rate movements, and potentially, gains or losses, especially those among the longest maturities.

Markets Hindered by Inflation and Rising Rates

Fixed-income markets posted a negative performance during the reporting period, driven primarily by worries about rising inflation, Russia’s invasion of Ukraine and tightening monetary policy.

Early in the reporting period, the municipal bond market continued to benefit from policies put in place in response to the COVID-19 pandemic, including support from the federal government. This, and high levels on individuals’ balance sheets fueling demand for high quality fixed income assets, produced strong inflows to the market.

The fiscal health of issuers was also supported by an economy that was strong early in the reporting period. During much of the pandemic, real estate and income tax collections failed to decline as much as predicted, and progressive tax regimes proved beneficial because higher-earning, white-collar workers were largely able to work from home. Strong stock market returns also boosted revenues from capital gains taxes.

Later in the reporting period, however, a number of headwinds emerged. As oil prices rose, inflation measures reached multi-decade highs. This raised the possibility that higher prices would slow consumer spending and the broader economy.

In addition, the Federal Reserve (the “Fed”) began to act on the signals it sent late in 2021 that it would be raising the federal funds rate. In March 2022, the Fed raised the federal funds rate by 25 basis points (bps) and followed that up in May 2022, with an increase of 50 bps. In June, July and September rates were again raised, this time by 75 bps each time, bringing the federal funds target rate to between 3.00% and 3.25%.

Fears that the economy could slow were realized when the first-quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound. Second-quarter data, however, showed that the economy shrank again, making for two consecutive quarters of decline, a rough indicator of recession.

The persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds, especially in the second half of the reporting period. The need for fund managers to meet redemptions only added to the downward momentum. In addition, the latter part of the period was characterized by volatility stemming from these headwinds as well as from the war in Ukraine.

While headwinds prevailed over much of the period, and mutual fund outflows have been substantial, credit fundamentals in the municipal market remained strong. In addition, volatility has resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

Duration and Security Selection Detracted

The fund’s performance was hindered primarily by its duration and security selection. The fund’s long duration was detrimental, as the long end of the curve underperformed as inflation and interest rates rose. In addition, rising rates at the front end of the curve caused the cost of leverage to rise, which also hampered returns. Security selection also produced a net negative effect. Selections were especially unfavorable in the health care, public power, special tax and water & sewer sectors. The fund’s large allocation to revenue bonds was also detrimental.

On a more positive note, the fund’s performance was aided by certain security selections. Selections in the appropriation debt sector contributed positively, as did certain positions among general obligation bonds. More specifically, the fund’s position

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

in Puerto Rico bonds was advantageous. Certain allocations also made positive contributions. The fund’s allocations to education and transportation bonds, in particular, enhanced returns. The fund did not employ derivatives during the period. The fund did participate in secondary inverse floater structures.

Positioning for Higher Yields and a Rebound

We are maintaining the fund’s relatively long duration and will continue to swap out lower-yielding debt for higher-yielding debt. We also are maintaining a relatively large allocation to revenue bonds. We remain confident that the fund is also well positioned for a market rebound, which we anticipate will occur when the Fed completes its tightening cycle.

October 17, 2022

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until November 30, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 Source: Lipper, Inc. ---The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Distribution rate per share is based upon dividends per share paid from net investment income during the period, annualized and divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Strategic Municipals, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Strategic Municipals, Inc. on 09/30/2012 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report and elsewhere in this report.

Average Annual Total Returns as of 9/30/2022
	1 Year	5 Years	10 Years
BNY Mellon Strategic Municipals, Inc. Fund- Market Value	-26.54%	-2.17%	.80%
BNY Mellon Strategic Municipals, Inc. Fund- Net Asset Value	-21.10%	-.38%	2.30%
Bloomberg U.S. Municipal Bond Index	-11.50%	.59%	1.79%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

FUND PERFORMANCE (Unaudited) (continued)

DISTRIBUTION INFORMATION

The following information regarding the fund’s distributions is current as of September 30, 2022, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Strategic Municipals, Inc.	100.00%	.00%	.00%	$.37	$.37	$.00	$.00

SELECTED INFORMATION

September 30, 2022 (Unaudited)

Market Price per share September 30, 2022			$6.08
Shares Outstanding September 30, 2022			62,290,854
New York Stock Exchange Ticker Symbol			LEO
MARKET PRICE (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended September 30, 2022
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022
High	$8.73	$8.43	$7.23	$7.07
Low	8.31	7.06	6.33	6.05
Close	8.47	7.19	6.58	6.08
PERCENTAGE GAIN (LOSS) based on change in Market Price†
September 23, 1987 (commencement of operations) through September 30, 2022				527.91%
October 1, 2012 through September 30, 2022				8.33
October 1, 2017 through September 30, 2022				(10.40)
October 1, 2021 through September 30, 2022				(26.54)
January 1, 2022 through September 30, 2022				(25.38)
April 1, 2022 through September 30, 2022				(13.14)
July 1, 2022 through September 30, 2022				(6.32)
NET ASSET VALUE PER SHARE
September 23, 1987 (commencement of operations)				$9.32
September 30, 2021				8.71
December 31, 2021				8.74
March 31, 2022				7.79
June 30, 2022				7.13
September 30, 2022				6.54
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
September 23, 1987 (commencement of operations) through September 30, 2022				624.39%
October 1, 2012 through September 30, 2022				25.51
October 1, 2017 through September 30, 2022				(1.87)
October 1, 2021 through September 30, 2022				(21.10)
January 1, 2022 through September 30, 2022				(22.25)
April 1, 2022 through September 30, 2022				(13.79)
July 1, 2022 through September 30, 2022				(7.04)

† Total return includes reinvestment of dividends and any capital gains paid.

STATEMENT OF INVESTMENTS

September 30, 2022

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
Collateralized Municipal-Backed Securities - .4%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,822,595)	3.63	5/20/2033	1,660,543		1,518,511

Long-Term Municipal Investments - 159.2%
Alabama - 4.0%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	5.75	6/1/2045	6,000,000		5,251,532
Black Belt Energy Gas District, Revenue Bonds, Refunding, Ser. D1	4.00	6/1/2027	1,000,000	[a]	990,999
Jefferson County, Revenue Bonds, Refunding, Ser. F	7.90	10/1/2050	2,500,000	[b]	2,525,462
The Lower Alabama Gas District, Revenue Bonds, Ser. A	5.00	9/1/2046	6,000,000		5,754,091
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2036	2,000,000		1,901,496
				16,423,580
Arizona - 6.8%
Arizona Industrial Development Authority, Revenue Bonds (Academics of Math & Science Project)	5.00	7/1/2054	1,275,000	[c]	1,124,324
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2030	600,000	[c]	554,986
Arizona Industrial Development Authority, Revenue Bonds (Cadence Campus Project) Ser. A	4.00	7/15/2040	925,000	[c]	750,439
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	6.00	7/1/2051	1,000,000	[c]	771,546
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	5,770,000	[c]	5,584,145
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2051	380,000	[c]	346,569

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Arizona - 6.8% (continued)
Arizona Industrial Development Authority, Revenue Bonds, Refunding (Basis Schools Projects) Ser. D	5.00	7/1/2047	1,035,000	[c]	956,200
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2048	1,170,000		1,133,540
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2036	2,480,000	[c]	2,427,122
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	3,000,000	[c]	3,123,572
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Paradise Schools Projects Paragon Management)	5.00	7/1/2047	2,000,000	[c]	1,791,000
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	1,000,000		985,281
Tender Option Bond Trust Receipts (Series 2018-XF2537), (Salt Verde Financial Corporation, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	10.43	12/1/2037	4,030,000	[c,d,e]	3,970,672
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2035	2,360,000	[c]	2,342,263
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[c]	1,868,154
				27,729,813
California - 7.4%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,400,000		1,136,698
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,008,642
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,000,000	[c]	915,834

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
California - 7.4% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.50	12/1/2058	1,000,000	[c]	962,954
Jefferson Union High School District, COP (Teacher & Staff Housing Project) (Insured; Build America Mutual)	4.00	8/1/2055	1,000,000		873,065
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,500,000		1,445,038
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	4,750,000		4,739,177
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Refunding, Ser. A	5.00	8/1/2023	1,000,000		1,000,841
Tender Option Bond Trust Receipts (Series 2016-XM0434), (The Regents of the University of California, Revenue Bonds, Refunding) Recourse, Underlying Coupon Rate (%) 5.00	10.93	5/15/2038	10,000,000	[c,d,e]	10,096,652
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Franscisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate (%) 5.00	11.07	5/1/2044	7,860,000	[c,d,e]	7,859,845
				30,038,746
Colorado - 6.8%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	4,500,000		3,424,909
Denver City & County, Revenue Bonds, Refunding (United Airlines Project)	5.00	10/1/2032	1,000,000		953,911
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	4,500,000		4,163,733
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	2,000,000		1,681,291
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	2,000,000		1,326,257
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	4.00	7/15/2035	1,250,000		1,140,847

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Colorado - 6.8% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0433), (Colorado Springs, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	10.93	11/15/2043	9,752,907	[c,d,e]	9,890,569
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group, Ser. A1)) Recourse, Underlying Coupon Rate (%) 4.00	9.98	8/1/2044	4,440,000	[c,d,e]	4,457,827
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	3.25	12/15/2050	770,000		546,954
				27,586,298
Connecticut - 4.4%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2040	1,000,000		1,051,608
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Hartford University) Ser. P	5.38	7/1/2052	1,500,000		1,385,380
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Connecticut College) Ser. M	4.00	7/1/2052	3,000,000		2,428,187
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,000,000		815,476
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	5.00	12/1/2045	2,500,000		2,500,523
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. S	4.00	6/1/2051	2,000,000		1,653,390
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	3.65	11/15/2032	410,000		403,619
Harbor Point Infrastructure Improvement District, Tax Allocation Bonds, Refunding (Harbor Point Project)	5.00	4/1/2039	3,500,000	[c]	3,513,681
University of Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	4,000,000		4,213,024
				17,964,888

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
District of Columbia - 5.4%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail & Capital Improvement Projects) Ser. A	5.00	10/1/2039	1,000,000		1,047,653
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Dulles Metrorail) Ser. B	4.00	10/1/2049	1,000,000		841,226
Tender Option Bond Trust Receipts (Series 2016-XM0437), (District of Columbia, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.00	10.93	12/1/2035	19,992,830	[c,d,e]	20,052,808
				21,941,687
Florida - 7.8%
Alachua County Health Facilities Authority, Revenue Bonds (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2049	1,625,000		1,370,335
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. A	5.00	11/15/2053	3,000,000		2,885,458
Capital Trust Agency Inc., Revenue Bonds (WFCS Portfolio Projects) Ser. A	5.00	1/1/2056	750,000	[c]	637,713
Florida Development Finance Corp., Revenue Bonds (Miami Arts Charter School Project) Ser. A	6.00	6/15/2044	5,000,000	[c]	4,155,341
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	2,000,000		1,737,518
Miami-Dade County, Revenue Bonds	0.00	10/1/2045	3,000,000	[f]	878,902
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Inc. Obligated Group)	5.00	11/15/2045	2,850,000		2,845,969
Palm Beach County Health Facilities Authority, Revenue Bonds (ACTS Retirement-Life Communities Inc. Obligated Group) Ser. B	5.00	11/15/2042	735,000		738,856
Palm Beach County Health Facilities Authority, Revenue Bonds (Lifespace Communities Inc. Obligated Group) Ser. B	4.00	5/15/2053	2,600,000		1,771,767
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding Inc.)	5.00	7/1/2029	800,000		806,512

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Florida - 7.8% (continued)
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	2,500,000		2,105,117
Tender Option Bond Trust Receipts (Series 2019-XM0782), (Palm Beach County Florida Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)) Recourse, Underlying Coupon Rate (%) 4.00	7.11	8/15/2049	5,535,000	[c,d,e]	4,670,069
Tender Option Bond Trust Receipts (Series 2020-XF2877), (Greater Orlando Aviation Authority, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate (%) 4.00	7.05	10/1/2049	4,685,000	[c,d,e]	3,973,947
Tender Option Bond Trust Receipts (Series 2022-XF1385), (Fort Myers FL Utility, Revenue Bonds, Refunding, Ser. A) Non-Recourse, Underlying Coupon Rate (%) 4.00	6.02	10/1/2044	2,860,000	[c,d,e]	2,560,758
Village Community Development District No. 10, Special Assessment Bonds	6.00	5/1/2044	800,000		806,386
				31,944,648
Georgia - 6.7%
Atlanta Water & Wastewater, Revenue Bonds, Ser. D	3.50	11/1/2028	1,275,000	[c]	1,270,403
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	3,250,000		3,140,560
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Plant Vogtle Units 3&4 Project) Ser. A	5.00	1/1/2056	1,250,000		1,206,000
Tender Option Bond Trust Receipts (Series 2016-XM0435), (Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University)) Recourse, Underlying Coupon Rate (%) 5.00	10.93	10/1/2043	10,000,000	[c,d,e]	10,079,815
Tender Option Bond Trust Receipts (Series 2019-XF2847), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Unis 3&4 Project, Ser. A)) Recourse, Underlying Coupon Rate (%) 5.00	10.75	1/1/2056	3,600,000	[c,d,e]	3,473,281

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Georgia - 6.7% (continued)
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta, Ser. A)) Recourse, Underlying Coupon Rate (%) 4.00	8.43	7/1/2044	6,340,000	[c,d,e]	6,124,397
The Burke County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) Ser. D	4.13	11/1/2045	2,400,000		1,981,952
				27,276,408
Hawaii - .3%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,500,000		1,358,654
Idaho - 1.6%
Power County Industrial Development Corp., Revenue Bonds (FMC Corp. Project)	6.45	8/1/2032	5,000,000		5,014,160
Spring Valley Community Infrastructure District No. 1, Special Assessment Bonds	3.75	9/1/2051	2,000,000	[c]	1,411,091
				6,425,251
Illinois - 12.7%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2034	1,400,000		1,402,107
Chicago Board of Education, GO, Ser. D	5.00	12/1/2046	2,000,000		1,937,175
Chicago Board of Education, GO, Ser. H	5.00	12/1/2036	2,000,000		1,972,318
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	3,000,000		3,103,808
Chicago II, GO, Ser. A	5.00	1/1/2044	4,000,000		3,812,787
Chicago II, GO, Ser. A	5.50	1/1/2049	1,000,000		1,006,727
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	3,585,000		3,554,496
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	2,000,000		1,956,523
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,002,818
Illinois, GO, Refunding, Ser. A	5.00	10/1/2029	1,100,000		1,123,924
Illinois, GO, Ser. A	5.00	5/1/2038	3,900,000		3,831,966
Illinois, GO, Ser. C	5.00	11/1/2029	1,120,000		1,140,792
Illinois, GO, Ser. D	5.00	11/1/2028	2,825,000		2,880,625

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Illinois - 12.7% (continued)
Illinois Finance Authority, Revenue Bonds, Refunding (Lutheran Life Communities Obligated Group) Ser. A	5.00	11/1/2040	1,750,000		1,509,879
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Expansion Project)	5.00	6/15/2057	2,000,000		1,856,174
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	2,500,000	[f]	1,188,915
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	0.00	12/15/2054	21,800,000	[f]	3,286,483
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	2,000,000		1,792,937
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate (%) 5.00	10.84	10/1/2040	12,000,000	[c,d,e]	12,296,536
University of Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	1,000,000		1,003,844
				51,660,834
Indiana - 1.6%
Indiana Finance Authority, Revenue Bonds (Green Bond)	7.00	3/1/2039	6,025,000	[c]	4,573,385
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. B	3.00	11/1/2030	1,000,000		876,745
Indiana Finance Authority, Revenue Bonds (Parkview Health System Obligated Group) Ser. A	5.00	11/1/2043	1,000,000		1,015,540
				6,465,670
Iowa - 1.6%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	2,515,000		2,190,288
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Inc. Obligated Group) Ser. A	4.00	5/15/2053	1,000,000		681,449

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Iowa - 1.6% (continued)
Iowa Finance Authority, Revenue Bonds, Refunding (Lifespace Communities Inc. Obligated Group) Ser. A	4.00	5/15/2046	500,000		362,057
Iowa Student Loan Liquidity Corp., Revenue Bonds, Ser. B	5.00	12/1/2031	2,000,000		2,096,004
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2049	1,500,000		1,221,342
				6,551,140
Kansas - .1%
Kansas Development Finance Authority, Revenue Bonds, Ser. B	4.00	11/15/2025	300,000		277,395
Kentucky - .7%
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	500,000	[c]	444,768
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	2,500,000	[a]	2,490,653
				2,935,421
Louisiana - 3.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Refunding (Westlake Chemical Project)	3.50	11/1/2032	3,100,000		2,841,554
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2050	885,000		738,467
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	115,000	[g]	118,899
Tender Option Bond Trust Receipts (Series 2018-XF2584), (Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Project)) Non-recourse, Underlying Coupon Rate (%) 5.00	10.65	7/1/2047	10,755,000	[c,d,e]	10,697,948
				14,396,868
Maryland - 4.0%
Maryland Economic Development Corp., Revenue Bonds (Green Bond) (Purple Line Transit Partners LLC) Ser. B	5.25	6/30/2052	2,120,000		2,111,277
Maryland Economic Development Corp., Tax Allocation Bonds (Port Covington Project)	4.00	9/1/2050	1,000,000		776,581

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Maryland - 4.0% (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds (Adventist Healthcare Obligated Group) Ser. A	5.50	1/1/2046	3,250,000		3,277,287
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Stevenson University Project)	4.00	6/1/2051	1,000,000		796,430
Tender Option Bond Trust Receipts (Series 2016-XM0391), (Mayor & City Council of Baltimore, Revenue Bonds, Refunding (Water Projects)) Non-recourse, Underlying Coupon Rate (%) 5.00	10.84	7/1/2042	9,000,000	[c,d,e]	9,197,171
				16,158,746
Massachusetts - 6.7%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	1,750,000		1,552,273
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Inc. Obligated Group)	5.00	10/1/2057	1,000,000	[c]	1,015,873
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2025	1,400,000		1,441,462
Tender Option Bond Trust Receipts (Series 2016-XM0389), (Massachusetts School Building Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	10.84	5/15/2023	10,000,000	[c,d,e]	10,114,836
Tender Option Bond Trust Receipts (Series 2018-XF0610), (Massachusetts Transportation Fund, Revenue Bonds (Rail Enhancement & Accelerated Bridge Programs)) Non-recourse, Underlying Coupon Rate (%) 5.00	11.15	6/1/2047	12,750,000	[c,d,e]	13,037,393
				27,161,837
Michigan - 5.5%
Detroit, GO, Ser. A	5.00	4/1/2050	2,305,000		2,156,079
Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2036	3,000,000		3,100,832
Michigan Finance Authority, Revenue Bonds (Beaumont Health Credit Group)	5.00	11/1/2044	5,165,000		5,172,140

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Michigan - 5.5% (continued)
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont-Spectrum)	4.00	4/15/2042	1,500,000	1,346,613
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,000,000	2,042,068
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,000,000	2,029,570
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2040	4,435,000	4,463,894
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. D2	5.00	7/1/2034	2,000,000	2,044,587
				22,355,783
Minnesota - .7%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	3,000,000	2,934,666
Missouri - 3.6%
Kansas City Industrial Development Authority, Revenue Bonds (Kansas City International Airport Terminal) Ser. A	5.00	3/1/2044	1,000,000	997,400
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	2,975,000	2,507,642
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2048	2,025,000	1,713,830
St. Louis Land Clearance for Redevelopment Authority, Revenue Bonds	5.13	6/1/2046	4,725,000	4,730,076
The Missouri Health & Educational Facilities Authority, Revenue Bonds (Mercy Health)	4.00	6/1/2053	2,000,000	1,666,568
The St. Louis Missouri Industrial Development Authority, Tax Allocation Bonds (St. Louis Innovation District Project)	4.38	5/15/2036	3,500,000	3,185,480
				14,800,996

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Multi-State - .5%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	2,355,000	[c]	2,075,263
Nevada - 1.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	3,745,000		3,466,005
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	2,750,000		2,271,614
				5,737,619
New Hampshire - .2%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	3.75	7/2/2040	1,000,000	[a,c]	776,501
New Jersey - 5.4%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	4.00	6/1/2031	1,200,000		1,210,201
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	4,000,000		4,121,153
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds, Refunding, Ser. D	4.00	4/1/2025	1,560,000		1,548,008
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2046	1,775,000		1,759,263
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.25	6/15/2043	2,000,000		2,022,787
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. AA	5.25	6/15/2033	1,500,000		1,522,804
New Jersey Turnpike Authority, Revenue Bonds, Ser. A	4.00	1/1/2048	3,000,000		2,678,626
Tender Option Bond Trust Receipts (Series 2018-XF2538), (New Jersey Economic Development Authority, Revenue Bonds) Recourse, Underlying Coupon Rate (%) 5.25	11.42	6/15/2040	3,250,000	[c,d,e]	3,274,184
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	750,000		735,605
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2046	3,410,000		3,143,256
				22,015,887

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
New York - 7.9%
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	1,500,000		1,304,515
New York Convention Center Development Corp., Revenue Bonds (Hotel Unit Fee) (Insured; Assured Guaranty Municipal Corp.) Ser. B	0.00	11/15/2049	6,885,000	[f]	1,557,149
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	7,000,000	[c]	6,282,550
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	4.00	9/1/2045	1,000,000		765,861
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2040	1,385,000		1,332,597
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2042	2,150,000		2,052,778
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	3,500,000		3,397,847
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal LLC) Ser. A	4.00	12/1/2039	1,475,000		1,229,041
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. A	4.75	11/1/2042	2,000,000	[c]	1,748,445
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp., Ser. C)) Non-recourse, Underlying Coupon Rate (%) 4.00	4.98	11/15/2047	6,300,000	[c,d,e]	5,600,558
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A1	5.00	5/15/2051	4,355,000		4,460,547

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
New York - 7.9% (continued)
TSASC Inc., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	1,165,000		1,021,607
Westchester County Local Development Corp., Revenue Bonds, Refunding (Purchase Senior Learning Community Obligated Group)	5.00	7/1/2056	2,000,000	[c]	1,519,499
				32,272,994
North Carolina - 2.8%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Inc. Obligated Group)	4.00	3/1/2051	3,000,000		2,086,623
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Maryfield Inc.)	5.00	10/1/2035	1,005,000		981,547
Tender Option Bond Trust Receipts (Series 2022-XF1352), (North Carolina State Medical Care Commision Health Care Facilities, Revenue Bonds (Novant Health Obligated Group, Ser. A)) Non-recourse, Underlying Coupon Rate (%) 4.00	5.08	11/1/2052	10,000,000	[c,d,e]	8,520,228
				11,588,398
Ohio - 10.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	1,250,000		1,020,409
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	14,050,000		11,819,391
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2031	3,955,000	[f]	2,720,400
Canal Winchester Local School District, GO, Refunding (Insured; National Public Finance Guarantee Corp.)	0.00	12/1/2029	3,955,000	[f]	2,998,662
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	2,000,000		1,901,399
Franklin County Convention Facilities Authority, Revenue Bonds	5.00	12/1/2044	1,250,000		1,176,581

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Ohio - 10.0% (continued)
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper OH Project)	4.50	1/15/2048	2,250,000	[c] 1,963,933
Tender Option Bond Trust Receipts (Series 2016-XM0380), (Hamilton County, Revenue Bonds, Refunding (The Metropolitan Sewer District of Greater Cincinnati)) Non-recourse, Underlying Coupon Rate (%) 5.00	10.84	12/1/2038	17,000,000	[c,d,e] 17,351,108
				40,951,883
Oklahoma - .3%
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. B	5.50	8/15/2057	1,500,000	1,274,013
Oregon - .6%
Clackamas County Hospital Facility Authority, Revenue Bonds, Refunding (Willamette View Obligated Group) Ser. A	5.00	11/15/2047	1,500,000	1,375,565
Yamhill County Hospital Authority, Revenue Bonds, Refunding (Friendsview Manor Obligated Group) Ser. A	5.00	11/15/2056	1,220,000	949,700
				2,325,265
Pennsylvania - 3.3%
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2031	1,500,000	1,613,654
Crawford County Hospital Authority, Revenue Bonds, Refunding (Meadville Medical Center Project) Ser. A	6.00	6/1/2046	1,175,000	1,183,917
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2036	3,675,000	3,717,600
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2043	1,810,000	1,625,410
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	4.00	12/1/2051	1,500,000	1,315,923
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	11/1/2050	1,500,000	1,547,552
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	4.00	9/1/2036	2,740,000	2,535,743
				13,539,799

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Rhode Island - 1.6%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2036	6,365,000		6,697,714
South Carolina - 4.5%
South Carolina Jobs-Economic Development Authority, Revenue Bonds (Bishop Gadsden Episcopal Retirement Community Obligated Group)	5.00	4/1/2054	1,000,000		861,739
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2055	3,000,000		2,385,238
Tender Option Bond Trust Receipts (Series 2016-XM0384), (South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)) Non-recourse, Underlying Coupon Rate (%) 5.13	9.03	12/1/2043	15,000,000	[c,d,e]	14,989,948
				18,236,925
Tennessee - 1.2%
Tender Option Bond Trust Receipts (Series 2016-XM0388), (Metropolitan Government of Nashville & Davidson County, Revenue Bonds, Refunding) Non-recourse, Underlying Coupon Rate (%) 5.00	10.51	7/1/2040	5,000,000	[c,d,e]	5,066,177
Texas - 13.3%
Central Texas Regional Mobility Authority, Revenue Bonds	5.00	1/1/2048	2,500,000		2,506,718
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	7/1/2025	700,000	[g]	730,744
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools) Ser. A	4.00	8/15/2051	3,100,000		2,561,269
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas Inc.) Ser. A	5.75	8/15/2045	4,500,000		4,524,362
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas Inc.) Ser. D	6.13	8/15/2048	6,000,000		6,099,219
Clifton Higher Education Finance Corp., Revenue Bonds (Uplift Education) Ser. A	4.50	12/1/2044	2,500,000		2,220,109

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Texas - 13.3% (continued)
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2045	1,000,000		881,915
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	11/15/2050	6,500,000	[f]	1,354,785
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,500,000	[c]	1,479,929
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (MRC Stevenson Oaks Project)	6.75	11/15/2051	1,000,000		906,178
Tender Option Bond Trust Receipts (Series 2016-XM0377), (San Antonio, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	10.84	2/1/2043	16,750,000	[c,d,e]	16,851,570
Tender Option Bond Trust Receipts (Series 2022-XF1366), (Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds (Christus Health) Ser. A) Non-recourse, Underlying Coupon Rate (%) 5.00	11.00	7/1/2053	4,720,000	[c,d,e]	4,672,979
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group LLC)	5.00	12/31/2050	1,300,000		1,197,403
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	8,930,000		8,195,205
				54,182,385
U.S. Related - .9%
Guam Housing Corp., Revenue Bonds (Insured; Federal Home Loan Mortgage Corp.) Ser. A	5.75	9/1/2031	890,000		886,457
Puerto Rico, GO, Ser. A	0.00	7/1/2033	381,733	[f]	211,069
Puerto Rico, GO, Ser. A	0.00	7/1/2024	98,698	[f]	90,762
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	228,839		188,376
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	296,629		261,518
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	323,574		243,195
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	311,133		243,717
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	266,630		228,580
Puerto Rico, GO, Ser. A1	5.25	7/1/2023	165,641		166,419
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	330,362		333,809
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	327,370		334,583

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
U.S. Related - .9% (continued)
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	322,059		329,951
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	312,813		319,568
				3,838,004
Utah - .9%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy Inc.) Ser. A	5.00	4/15/2049	1,190,000		1,222,770
Utah Infrastructure Agency, Revenue Bonds, Refunding, Ser. A	5.00	10/15/2037	2,345,000		2,256,161
				3,478,931
Virginia - 3.6%
Tender Option Bond Trust Receipts (Series 2018-XM0593), (Hampton Roads Transportation Accountability Commission, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.50	13.18	7/1/2057	7,500,000	[c,d,e]	8,318,325
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	3,380,000		3,154,799
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2052	1,620,000		1,528,417
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes LLC)	4.00	1/1/2039	1,850,000		1,624,172
				14,625,713
Washington - 6.3%
King County School District No. 210 Federal Way, GO (Insured; School Bond Guaranty)	4.00	12/1/2034	2,000,000		2,015,982
Port of Seattle, Revenue Bonds, Ser. D	5.00	5/1/2027	4,300,000		4,505,666
Tender Option Bond Trust Receipts (Series 2018-XM0680), (Washington Convention Center Public Facilities District, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	6.72	7/1/2058	17,000,000	[c,d,e]	15,567,293
Washington Housing Finance Commission, Revenue Bonds, Refunding (Presbyterian Retirement Communities Northwest Obligated Group) Ser. A	5.00	1/1/2051	3,200,000	[c]	2,547,881

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Washington - 6.3% (continued)
Washington Housing Finance Commission, Revenue Bonds, Ser. A1	3.50	12/20/2035	980,892		833,086
				25,469,908
Wisconsin - 2.6%
Public Finance Authority, Revenue Bonds (ACTS Retirement-Life Communities Inc. Obligated Group) Ser. A	5.00	11/15/2041	1,000,000		1,007,242
Public Finance Authority, Revenue Bonds (Appalachian University Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	7/1/2059	2,050,000		1,694,044
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,500,000		1,501,892
Public Finance Authority, Revenue Bonds (Roseman University of Health Sciences)	5.00	4/1/2040	1,175,000	[c]	1,082,974
Public Finance Authority, Revenue Bonds (Southminster Inc. Obligated Group)	5.00	10/1/2048	2,000,000	[c]	1,658,532
Public Finance Authority, Revenue Bonds, Refunding (Blue Ridge Healthcare Obligated Group)	4.00	1/1/2045	1,835,000		1,569,759
Public Finance Authority, Revenue Bonds, Refunding (Mary's Woods at Marylhurst Project)	5.25	5/15/2047	750,000	[c]	650,421

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 159.2% (continued)
Wisconsin - 2.6% (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Camillus Health System Obligated Group)	5.00	11/1/2054	2,000,000	1,597,674
				10,762,538
Total Long-Term Municipal Investments (cost $701,384,673)			649,305,246
Total Investments (cost $703,207,268)			159.6%	650,823,757
Liabilities, Less Cash and Receivables			(40.2%)	(164,234,795)
Preferred Stock, at redemption value			(19.4%)	(78,900,000)
Net Assets Applicable to Common Shareholders			100.0%	407,688,962

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, these securities were valued at $305,094,185 or 74.84% of net assets.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Education	26.4
General	26.1
Medical	16.9
Transportation	15.0
Water	13.0
Nursing Homes	11.1
Development	10.2
Airport	7.3
Utilities	7.2
Power	6.1
Tobacco Settlement	6.0
General Obligation	5.7
School District	5.1
Multifamily Housing	1.1
Single Family Housing	.7
Special Tax	.6
Student Loan	.5
Housing	.4
Prerefunded	.2
159.6

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	703,207,268	650,823,757
Cash		4,172,568
Interest receivable		9,694,269
Prepaid expenses		31,706
		664,722,300
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		275,612
Payable for inverse floater notes issued—Note 3		174,780,737
Dividends payable to Common Shareholders		1,868,378
Interest and expense payable related to inverse floater notes issued—Note 3		1,026,457
Commissions payable—Note 1		31,279
Dividends payable to Preferred Shareholders		21,222
Other accrued expenses		129,653
		178,133,338
Auction Preferred Stock, Series M,T,W,Th and F, par value $.001 per share (3,156 shares issued and outstanding at $25,000 per share liquidation value)—Note 1		78,900,000
Net Assets Applicable to Common Shareholders ($)		407,688,962
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (62,290,854 shares issued and outstanding)		62,291
Paid-in capital		492,991,198
Total distributable earnings (loss)		(85,364,527)
Net Assets Applicable to Common Shareholders ($)		407,688,962

Shares Outstanding
(500 million shares authorized)	62,290,854
Net Asset Value Per Share of Common Stock ($)	6.54

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2022

Investment Income ($):
Interest Income	30,182,833
Expenses:
Management fee—Note 2(a)	4,267,450
Interest and expense related to inverse floater notes issued—Note 3	2,312,389
Commission fees—Note 1	165,133
Professional fees	131,493
Directors’ fees and expenses—Note 2(c)	80,546
Shareholders’ reports	60,239
Registration fees	55,731
Shareholder servicing costs	46,969
Chief Compliance Officer fees—Note 2(b)	10,338
Custodian fees—Note 2(b)	9,476
Miscellaneous	46,939
Total Expenses	7,186,703
Less—reduction in expenses due to undertaking—Note 2(a)	(568,993)
Net Expenses	6,617,710
Net Investment Income	23,565,123
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(9,419,465)
Net change in unrealized appreciation (depreciation) on investments	(125,404,150)
Net Realized and Unrealized Gain (Loss) on Investments	(134,823,615)
Dividends to Preferred Shareholders	(785,276)
Net (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(112,043,768)

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended September 30, 2022

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(163,920,877)
Proceeds from sales of portfolio securities	185,434,647
Dividends paid to Preferred Shareholders	(764,661)
Interest income received	30,555,003
Interest and expense related to inverse floater notes issued	(1,740,423)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(3,783,835)
Operating expenses paid	(590,728)
Net Cash Provided (or Used) in Operating Activities		45,189,126
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(20,740,618)
Decrease in payable for inverse floater notes issued	(21,075,000)
Net Cash Provided (or Used) in Financing Activities		(41,815,618)
Net Increase (Decrease) in Cash		3,373,508
Cash at beginning of period		799,060
Cash at End of Period		4,172,568
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Shareholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(112,043,768)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Shareholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Increase in investments in securities at cost		32,948,395
Decrease in interest receivable		372,170
Increase in prepaid expenses		(5,079)
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(65,564)
Decrease in payable for investment securities purchased		(2,015,160)
Increase in interest and expense payable related to inverse floater notes issued		571,966
Increase in dividends payable to Preferred Shareholders		20,615
Increase in commissions payable and other accrued expenses		1,401
Net change in unrealized (appreciation) depreciation on investments		125,404,150
Net Cash Provided (or Used) in Operating Activities		45,189,126
Supplemental Disclosure Cash Flow Information ($):
Non-cash financing activities:
Reinvestment of dividends		126,653

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	23,565,123	25,532,441
Net realized gain (loss) on investments	(9,419,465)	2,969,621
Net change in unrealized appreciation (depreciation) on investments	(125,404,150)	18,800,839
Dividends to Preferred Shareholders	(785,276)	(94,802)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(112,043,768)	47,208,099
Distributions ($):
Distributions to Common Shareholders	(22,735,649)	(26,132,167)
Capital Stock Transactions ($):
Distributions reinvested	126,653	588,440
Increase (Decrease) in Net Assets from Capital Stock Transactions	126,653	588,440
Total Increase (Decrease) in Net Assets Applicable to Common Shareholders	(134,652,764)	21,664,372
Net Assets Applicable to Common Shareholders ($):
Beginning of Period	542,341,726	520,677,354
End of Period	407,688,962	542,341,726
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	14,642	66,450
Net Increase (Decrease) in Shares Outstanding	14,642	66,450

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and, with respect to common stock, market price data for the fund’s common shares.

	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	8.71	8.37	8.68	8.28	8.63
Investment Operations:
Net investment income[a]	.38	.41	.43	.45	.50
Net realized and unrealized gain (loss) on investments	(2.17)	.35	(.30)	.40	(.42)
Dividends to Preferred Shareholders from net investment income	(.01)	(.00)[b]	(.02)	(.03)	(.03)
Total from Investment Operations	(1.80)	.76	.11	.82	.05
Distributions to Common Shareholders:
Dividends from net investment income	(.37)	(.42)	(.42)	(.42)	(.45)
Net asset value resulting from Auction Preferred Stock tendered as a discount	-	-	-	-	.05
Net asset value, end of period	6.54	8.71	8.37	8.68	8.28
Market value, end of period	6.08	8.70	8.28	8.58	7.50
Market Price Total Return (%)	(26.54)	10.29	1.58	20.59	(9.72)

	Year Ended September 30,
	2022	2021	2020	2019	2018
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets applicable to Common Stock[c]	1.47	1.24	1.70	1.88	1.81
Ratio of net expenses to average net assets applicable to Common Stock[c]	1.35	1.12	1.58	1.77	1.69
Ratio of interest and expense related to floating rate notes issued to average net assets applicable to Common Stock[c]	.47	.26	.73	.91	.76
Ratio of net investment income to average net assets applicable to Common Stock[c]	4.81	4.71	5.11	5.41	5.99
Ratio of total expenses to total average net assets	1.26	1.08	1.48	1.64	1.50
Ratio of net expenses to total average net assets	1.16	.98	1.37	1.54	1.40
Ratio of interest and expense related to floating rate notes issued to total average net assets	.41	.23	.63	.79	.63
Ratio of net investment income to total average net assets	4.14	4.11	4.44	4.70	4.96
Portfolio Turnover Rate	25.44	11.05	36.52	33.21	17.93
Asset Coverage of Preferred Stock, end of period	617	787	760	784	753
Net Assets, applicable to Common Shareholders, end of period ($ x 1,000)	407,689	542,342	520,677	539,930	514,880
Preferred Stock Outstanding, end of period ($ x 1,000)	78,900	78,900	78,900	78,900	78,900
Floating Rate Notes Outstanding, end of period ($ x 1,000)	174,781	195,856	222,556	246,228	229,398

a  Based on average common shares outstanding.

b Amount represents less than $.01 per share.

c Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Strategic Municipals, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol LEO.

The fund has outstanding 763 Series M shares, 747 Series T shares, 660 Series W shares, 566 Series TH shares and 420 series F shares for a total of 3,156 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions or by reference to a market rate. Deutsche Bank Trust Company America, as the Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .15%-.25% of the purchase price of shares of APS.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Shareholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of APS at liquidation value. Thus, redemptions of APS may be deemed to be outside of the control of the fund.

The holders of APS, voting as a separate class, have the right to elect at least two directors. The holders of APS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors (the “Board”) has designated Robin A. Melvin and Benaree Pratt Wiley as directors to be elected by the holders of APS.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities, excluding short-term investment (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Municipal-Backed Securities	-	1,518,511	-	1,518,511
Municipal Securities	-	649,305,246	-	649,305,246
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(174,780,737)	-	(174,780,737)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

NOTES TO FINANCIAL STATEMENTS (continued)

these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(d) Dividends and distributions to Common Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Shareholders will have their distributions reinvested in additional shares of the fund, unless such Common Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On September 29, 2022, the Board declared a cash dividend of $.030 per share from net investment income, payable on October 31, 2022 to Common Shareholders of record as of the close of business on October 17, 2022. The ex-dividend date was October 14, 2022.

(e) Dividends and distributions to shareholders of APS: Dividends, which are cumulative, are generally reset every seven days for each series of APS pursuant to a process specified in related fund charter documents. Dividend rates as of September 30, 2022, for each series of APS were as follows: Series M-3.353%, Series T-3.420%, Series W-3.375%, Series TH-3.530% and Series F-3.677%. These rates reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids are not received. The average dividend rates for the period ended September 30, 2022 for each series of APS were as follows: Series M-.996%, Series T-1.002%, Series W-.994%, Series TH-.997% and Series F-.981%.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $3,312,726, accumulated capital losses $34,564,887 and unrealized depreciation $52,222,766.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $18,972,229 of short-term capital losses and $15,592,658 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: tax-exempt income $23,520,925 and $25,993,448, and ordinary income $0 and $233,521 respectively.

(g) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain

NOTES TO FINANCIAL STATEMENTS (continued)

reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022 (“FASB Effective Date”). Management had evaluated the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management will be adopting ASU 2020-04 and ASU 2021-01 on FASB Effective Date or if amended ASU 2020-04 new extended FASB Effective Date, if any. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of September 30, 2022, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Effective Date.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..75% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding) and is payable monthly. The Agreement provides for an expense reimbursement from the Adviser should the fund’s aggregate expenses (excluding taxes, interest on borrowings, brokerage fees and extraordinary expenses) in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 1½% of the next $20 million and 1% of the excess over $30 million of the average weekly value of the fund’s net assets. During the period ended September 30, 2022, there was no expense reimbursement pursuant to the Agreement.

The Adviser has agreed, from October 1, 2021 through November 30, 2022, to waive receipt of a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing APS outstanding). The reduction in expenses, pursuant to the undertaking, amounted to $568,993 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average weekly net assets, (including net assets representing APS outstanding).

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates the Custodian under a custody agreement for providing custodial services for the fund. These fees are determined based on transaction activity. During the period ended September 30, 2022, the fund was charged $9,476 for out-of-pocket and custody transaction expenses, pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $10,338 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $311,638, Custodian fees of $3,189 and Chief Compliance Officer fees of $2,285, which are offset against an expense reimbursement currently in effect in the amount of $41,500.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended September 30, 2022, amounted to $143,167,354 and $142,627,346, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended September 30, 2022 was approximately $185,978,244 with a related weighted average annualized interest rate of 1.24%.

At September 30, 2022, the cost of investments for federal income tax purposes was $528,265,786; accordingly, accumulated net unrealized depreciation on investments was $52,222,766, consisting of $3,375,495 gross unrealized appreciation and $55,598,261 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Strategic Municipals, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Strategic Municipals, Inc. (the “Fund”), including the statement of investments, as of September 30, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 22, 2022

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a holder of Common Stock who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Computershare Trust Company, N.A., as Plan administrator (the “Administrator”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Administrator, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his or her name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York Mellon, c/o Computershare Inc., P.O. Box 30170, College Station, TX 77842-3170, should include the Common Shareholder’s name and address as they appear on the Administrator’s records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Administrator, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund’s shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Administrator, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Administrator not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Administrator maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Administrator in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan. The fund pays the Administrator’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Administrator’s open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Administrator on at least 90 days’ written notice to Plan participants.

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The fund’s investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. No assurance can be given that the fund will achieve its investment objective.

Fundamental Investment Policy. The fund has adopted a fundamental investment policy to invest, under normal market conditions, at least 80% of its net assets in municipal obligations. As with the fund’s investment objective, this investment policy may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities.

Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, that provide income exempt from federal income tax. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. The fund may purchase floating and variable rate obligations, municipal derivatives, such as custodial receipt

ADDITIONAL INFORMATION (Unaudited) (continued)

programs created by financial intermediaries, tender option bonds and participations in municipal obligations.

Non-Fundamental Investment Policies. Under normal market conditions, the fund invests at least 50% of its net assets in municipal obligations considered investment grade by Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of bonds, and in the two highest rating categories of Moody’s, S&P or Fitch or the unrated equivalent as determined by the Sub-Adviser in the case of short term obligations having or deemed to have maturities of less than one year. Investment grade bonds are those rated in the four highest rating categories of Moody’s, S&P or Fitch. The fund may invest the remainder of its assets in municipal obligations considered below investment grade by Moody’s, S&P and Fitch, including those rated no lower than C, but it currently is the intention of the fund to invest such remainder of its assets primarily in bonds rated no lower than Ba by Moody’s and BB by S&P and Fitch. Bonds rated below investment grade and short term obligations rated below the two highest rating categories of Moody’s, S&P and Fitch will be purchased only if the Sub-Adviser determines that the purchase is consistent with the fund’s investment objective. The fund’s ability to invest in lower rated municipal obligations may be limited as a condition to S&P’s “AAA” rating of the fund’s APS.

From time to time, the fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on certain municipal obligations (including certain industrial development bonds) which are specific private activity bonds, while exempt from federal income tax, is a preference item for the purpose of the federal alternative minimum tax. If the fund, as a regulated investment company, receives such interest, a proportionate share of any exempt-interest dividend paid by the fund will be treated as a preference item to an investor. The fund may invest without limitation in such municipal obligations if the Adviser determines that their purchase is consistent with the fund’s investment objective.

Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed ten years.

Taxable Investments and other Investment Techniques. The fund may employ, among others, the investment techniques described below. Use of certain of these techniques may give rise to taxable income.

Temporary Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the fund’s net assets) or for temporary defensive purposes without limitation, the fund may invest in taxable short term investments (“Taxable Investments”) consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody’s, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated at least P-2 by Moody’s or at least A-2 by S&P or Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; and repurchase agreements in respect of any of the foregoing. Dividends paid by the fund that are attributable to interest earned from Taxable Investments will be taxable to investors. Under normal market conditions, the fund anticipates that not more than 5% of its total assets will be invested in any of the foregoing categories of Taxable Investments.

When-Issued Securities. New issues of municipal obligations usually are offered on a when-issued basis, which means that delivery and payment for such municipal obligations normally take place within 35 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal obligations are fixed at the time the buyer enters into the commitment. The fund will make commitments to purchase such municipal obligations only with the intention of actually acquiring the securities, but the fund may sell these securities before the settlement date if it is deemed advisable, although any gain realized on such sale would be taxable. The fund will not accrue income with respect to a when-issued security before its stated delivery date. No additional when-issued commitments will be made if more than 20% of the fund’s net assets would be so committed.

Stand-By Commitments. The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment the fund obligates a broker, dealer or bank to repurchase, at the fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The fund anticipates that stand-by commitments will be available from brokers, dealers and banks without the payment of any direct or indirect consideration. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors.

Inverse Floating Rate Securities. The fund may invest in residual interest municipal obligations whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index (“inverse floaters”). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the fund when short term interest rates rise, and increase the interest paid to the fund when short term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds

ADDITIONAL INFORMATION (Unaudited) (continued)

with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed- rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

Use of Leverage. The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objectives cannot be achieved in all interest rate environments. To leverage, the fund issues APS and floating rate certificate securities, which pay dividends or interest at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock. In order for either of these forms of leverage to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. When either of these conditions change along with other factors that may have an effect on APS dividends or floating rate certificate securities, then the risk of leveraging will begin to outweigh the benefits.

Principal Risk Factors

The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a short-term trading vehicle. The fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions.

Municipal Obligations Risk. The amount of public information available about municipal obligations is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal obligations. Other factors include the general conditions of the municipal obligations market, the size of the particular offering, and the maturity of the obligation and the rating of the issue. The municipal obligations market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the fund may not be able to readily sell municipal obligations at prices at or near their perceived value. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s net asset value per share of Common Stock. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory or possession of the United States in which the fund invests could affect the market values and marketability of many or all municipal securities of such state, territory or possession.

In addition, the fund may invest up to 50% of its net assets in below investment grade municipal obligations. Below investment grade municipal obligations (commonly referred to as “high yield” or “junk” bonds) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s or obligor’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal obligations tend to be very volatile, and those bonds are less liquid than investment grade municipal obligations.

Because there is no established retail secondary market for many of these municipal obligations, it may be anticipated that such obligations could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these obligations does exist, it generally is not as liquid as the secondary market for higher-rated municipal obligations. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain municipal obligations also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its net asset value. In such cases, the Sub-Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

Call Risk. Some municipal obligations give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Credit Risk. Credit risk is the risk that one or more municipal bonds in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal obligations involve greater credit risk than investment grade municipal obligations. In addition, sizable investments by the fund in revenue obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. A wide variety of market factors can cause

ADDITIONAL INFORMATION (Unaudited) (continued)

interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. Interest rates in the United States, however, have been rising and are expected to continue to increase in the future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

Tax Risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. Although the fund will invest in municipal obligations that pay income that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the Adviser to be reliable), from regular federal income tax, if any such municipal obligation fails to meet these regulatory requirements, the income received by the fund from its investment in such obligations and distributed by the fund to Common Shareholders will be taxable. Changes or proposed changes in federal tax laws may cause the prices of municipal obligations to fall. In addition, the federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Common Shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.

Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share of Common Stock may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. The secondary market for certain municipal obligations tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal obligations at attractive prices. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

When-Issued Securities Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Leverage Risk. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including: the likelihood of greater volatility of net asset value, market price and dividend rate of Common Stock than a comparable portfolio without leverage; the risk that fluctuations in the interest or dividend rates that the fund must pay on any leverage will reduce the return to Common Shareholders; the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of Common Stock than if the fund were not leveraged, which may result in a greater decline in the market price of Common Stock.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is below their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the fund’s net asset value may decrease.

ADDITIONAL INFORMATION (Unaudited) (continued)

Whether Common Shareholders will realize a gain or loss upon the sale of Common Stock will depend upon whether the market value of Common Stock at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs, for Common Stock and is not directly dependent upon the fund’s net asset value. Because the market value of Common Stock will be determined by factors such as the relative demand for and supply of Common Stock in the market, general market conditions and other factors beyond the control of the fund, the fund cannot predict whether its Common Stock will trade at, below or above net asset value, or below or above the initial offering price for such Common Stock.

Management Risk. The fund is subject to management risk because the Adviser actively manages the fund. The Sub-Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes

During the period ended September 30, 2022, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by shareholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended September 30, 2022 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2022 calendar year on Form 1099-DIV, which will be mailed in early 2023.

PROXY RESULTS (Unaudited)

Common Shareholders and holders of APS voted together as a single class (except as noted below) on the following proposal presented at the annual stockholders’ meeting held on June 16, 2022.

	Shares
	For	Authority Withheld
To elect two Class I Directors†:
Joseph S. DiMartino	43,534,040	4,480,476
Joni Evans	44,180,197	3,834,319
To elect one Class II Director††
Alan H. Howard	44,264,291	3,750,225

† The term of the Class I Director expires in 2025.

†† The term of the Class II Director expires in 2023.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Current term expires in 2025.

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Joni Evans (80)

Board Member (2007)

Current term expires in 2025.

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)

Board Member (2017)

Current term expires in 2024.

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

Alan H. Howard (63)

Board Member (2018)

Current term expires in 2023.

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)

Board Member (1995)

Current term expires in 2023.

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Burton N. Wallack (71)

Board Member (2006)

Current term expires in 2024.

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (76)

Board Member (1989)

Current term expires in 2024.

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

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OFFICERS AND DIRECTORS
BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Chief Compliance Officer
Joseph S. DiMartino, Chairman	Joseph W. Connolly
Joni Evans	Portfolio Managers
Joan Gulley	Daniel A. Rabasco
Alan H. Howard	Jeffrey B. Burger
Robin A. Melvin †
Burton N. Wallack
Benaree Pratt Wiley†	Adviser
Gordon Davis††	BNY Mellon Investment Adviser, Inc.
† Elected by APS Holders	Sub-Adviser
†† Advisory Board Member	Insight North America LLC
Officers	Custodian
President	The Bank of New York Mellon
David DiPetrillo	Counsel
Chief Legal Officer	Proskauer Rose LLP
Peter M. Sullivan	Transfer Agent,
Vice President and Secretary	Dividend Disbursing Agent
James Bitetto	and Registrar
Vice President and Secretaries	Computershare Inc.
Deirdre Cunnane	(Common Stock)
Sarah S. Kelleher	Deutsche Bank Trust Company America
Jeff Prusnofsky	(Auction Preferred Stock)
Amanda Quinn	Auction Agent
Natalya Zelensky	Deutsche Bank Trust Company America
Treasurer	(Auction Preferred Stock)
James Windels	Stock Exchange Listing
Vice Presidents	NYSE Symbol: LEO
Daniel Goldstein	Initial SEC Effective Date
Joseph Martella	9/23/87
Assistant Treasurers
Gavin C. Reilly
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; and The Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its Common Stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Strategic Municipals, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC

200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	LEO

For more information about the fund, visit https://im.bnymellon.com/us/en/products/closed-end-funds.jsp. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0853AR0922

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,686 in 2021 and $37,420 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $33,558 in 2021 and $31,056 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2021 and $3,342 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $8,158 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2021 and $0 in 2022.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,846,056 in 2021 and $2,219,815 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of all of the non-interested Board members, who are: Joseph S. DiMartino, Joni Evans, Joan Gulley, Alan H. Howard, Robin A. Melvin, Burton N. Wallack, and Benaree P. Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF INSIGHT NORTH AMERICA LLC'S PROXY VOTING POLICY AND PROCEDURES

The boards of the funds have adopted the following procedures with respect to proxy voting by the funds.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The boards have delegated the authority to vote proxies of companies held in a fund's portfolio to either BNYM Investment Adviser or the fund's Sub-Adviser, except for (i) proxies of certain BHCs for which the boards have delegated to ISS the sole authority to vote proxies of Designated BHCs for certain funds as described below. In addition, for each fund, the board has adopted proxy voting procedures pursuant to which proxies of companies held in a fund's portfolio will be voted. The proxy voting policies and procedures adopted for a fund are those of (i) the Primary Employer, (ii) the Sub-Adviser and/or (iii) Wealth Management (collectively, "Firms"), as described below.

Funds	Entity with Discretionary Proxy Voting Responsibility	Firm Proxy Voting Procedures Adopted
Directly-Advised Funds	BNYM Investment Adviser	Primary Employer
Multi-Manager Funds	BNYM Investment Adviser	Wealth Management
Sub-Advised Funds	Sub-Adviser	Sub-Adviser

Bank Controlled Funds (as defined below) do not delegate voting to ISS as described herein.

Proxy Voting Operations

The funds have engaged ISS as their proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. Each fund for which ISS provides proxy voting and related services bears an equal share of ISS's fees in connection with the provision of such services.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when a fund owns shares of another registered investment company (an "Acquired Fund"), the fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The CCO is responsible for confirming that the Firms have adopted and implemented written policies and procedures that are reasonably designed to ensure that the funds' proxies are voted in the best interests of the funds. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the funds is monitored to ensure compliance with the Firms' procedures, as applicable, such as by sampling votes cast for the funds, including routine proposals as well as those that require more analysis, to determine whether they complied with the applicable Firm's Proxy Voting Procedures.

Oversight of ISS for Voting Proxies for of Designated BHC Securities. For ISS's voting activities in respect of proxies for securities of the Designated BHCs, BNYM Investment Adviser, through its legal, operational and administrative support groups, as well as certain BNY Mellon vendor review groups and engaged external consulting firms, shall provide ongoing oversight of ISS in order to ensure that ISS continues to vote proxies in the best interests of the funds and shall establish and implement measures reasonably designed to identify and address any conflicts involving ISS that can arise on an ongoing basis by requiring ISS to provide updates regarding any changes to its business, including with respect to capacity and competency to provide proxy voting advice, or its conflict policies and procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the boards on the funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the funds are required to file their complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The funds have delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of September 30, 2022:

Daniel Rabasco and Jeffrey Burger of Insight North America LLC ("INA"), an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant's portfolio.

Mr. Burger, a senior portfolio manager for tax-sensitive strategies at INA, has served as a primary portfolio manager of the fund since July 2014. He has been employed as a portfolio manager and analyst at INA or a predecessor company of INA since 2009.

Mr. Rabasco, a managing director and the head of municipal bonds at INA, has served as a primary portfolio manager of the fund since July 2016. He has been employed at INA or a predecessor company of INA since 1998.

(a)(2) Information about the other accounts managed by the fund's primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed ($)	Other Pooled Investment Vehicles	Total Assets Managed ($)	Other Accounts	Total Assets Managed ($)
Jeffrey Burger	11	$3.429 billion	0	0	393	$2.025 billion
Daniel Rabasco	13	$5.321 billion	0	0	60	$2.195 billion

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of BNYM Investment Adviser's, INA's or a portfolio manager's management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYM Investment Adviser or INA may be perceived as causing accounts it manages to participate in an offering to increase BNYM Investment Adviser's or INA's overall allocation of securities in that offering, or to increase BNYM Investment Adviser's or INA's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYM Investment Adviser or INA may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of BNYM Investment Adviser or INA. BNYM Investment Adviser and INA periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, BNYM Investment Adviser and INA could be viewed as having a conflict of interest to the extent that BNYM Investment Adviser, INA or their affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

BNY Mellon and its affiliates, including BNYM Investment Adviser, INA and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

BNYM Investment Adviser's goal is to provide high quality investment services to all of its clients, while meeting BNYM Investment Adviser's fiduciary obligation to treat all clients fairly. BNYM Investment Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, BNYM Investment Adviser monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at BNYM Investment Adviser periodically review the performance of BNYM Investment Adviser's portfolio managers.

(a)(3) Portfolio Manager Compensation. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Funding for INA's Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on INA's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, INA equity, interests in investment vehicles (consisting of investments in a range of INA products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five-year periods. Also considered in determining individual awards are team participation and general contributions to INA. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to INA's Elective Deferred Compensation Plan.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Daniel Rabasco	BNY Mellon Strategic Municipals, Inc.	None
Jeffrey Burger	BNY Mellon Strategic Municipals, Inc.	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The fund did not participate in a securities lending program during this period.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Strategic Municipals, Inc.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

         David J. DiPetrillo

         President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)